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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2004

                                AIRGATE PCS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    027455               58-2422929
  (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)            File Number)        Identification No.)

                    Harris Tower, 233 Peachtree Street, N.E.
                                   Suite 1700
                             Atlanta, Georgia 30303
                              (Address of Principal
                               Executive Offices)


                                 (404) 525-7272
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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Item 9.    Regulation FD Disclosure; and
Item 12.   Results of Operations and Financial Condition.

      On April 8, 2004, AirGate PCS, Inc. made a presentation to investors, including financial information related to its quarter ended December 31, 2003. AirGate PCS, Inc. hereby incorporates by reference herein the information set forth in its slide presentation dated April 8, 2004, a copy of which is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, ProForma Financial Information and Exhibits.

(c)    Exhibits

     Exhibit No.   Description
     -----------   -----------
        99.1       Slide presentation dated April 8, 2004.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          AIRGATE PCS, INC.


Date: April 8, 2004            By:  /s/ Thomas M. Dougherty
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                                 Thomas M. Dougherty
                                 President and Chief Executive Officer


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